UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2015

LEASE EQUITY APPRECIATION FUND II, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-116595	20-1056194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 31, 2014 as expected the Registrant wound up its business and transferred its remaining assets to settle outstanding debt obligations.  According to its partnership agreement, this results in the dissolution of the Registrant.

On January 26, 2015 the general partner filed a certificate of cancelation for the Registrant with the Secretary of State of the State of Delaware and filed a Form 15 with the Securities and Exchange Commission.

Final Form 1065 K-1’s are expected to be sent to the limited partners in late February 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEASE EQUITY APPRECIATION FUND II, L.P.

	By:	LEAF Financial Corporation, its general partner

Date: January 26, 2015	By:	/s/ Robert K. Moskovitz
	Name:	Robert K. Moskovitz
	Title:	Chief Financial Officer